Exhibit 99.2

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2021, and as of and for the six months ended June 30, 2022 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of June 30, 2022, and statement of operations for the year ended December 31, 2021, and six months ended June 30, 2022, have been prepared to provide pro forma financial information with regard to the Separation, the Distribution and the Merger.

The pro forma condensed consolidated balance sheet assumes that the disposition transactions referred to above occurred on January 1, 2022.

The pro forma consolidated statement of operations assumes the transactions referred to above occurred on January 1, 2021.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2022

(In thousands, except share and per share amounts)

	Bluerock Residential Growth REIT, Inc. Historical (a)	Separation of Bluerock Homes Trust, Inc. (b)		Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$307,341	$(61,932)	(c)	$245,409
Buildings and improvements	1,989,363	(371,625)	(c)	1,617,738
Furniture, fixtures and equipment	95,102	(4,137)	(c)	90,965
Total Gross Real Estate Investments	2,391,806	(437,694)		1,954,112
Accumulated depreciation	(264,286)	10,482	(c)	(253,804)
Total Net Real Estate Investments	2,127,520	(427,212)		1,700,308
Cash and cash equivalents	244,924	(198,807)	(c)	46,117
Restricted cash	30,807	(6,009)	(c)	24,798
Notes and accrued interest receivable, net	23,118	(9,540)	(c)	13,578
Due from affiliates	1,536	—		1,536
Accounts receivable, prepaids and other assets, net	48,543	(11,133)	(c)	37,410
Preferred equity investments and investments in unconsolidated real estate joint ventures, net	165,556	(72,097)	(c)	93,459
In-place lease intangible assets, net	97	(97)	(c)	—
TOTAL ASSETS	$2,642,101	$(724,895)		$1,917,206

LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY
Mortgages payable	$1,393,076	$(98,854)	(c)	$1,294,222
Revolving credit facilities	49,407	(49,407)	(c)	—
Accounts payable	3,184	(1,835)	(c)	1,349
Other accrued liabilities	50,095	(10,170)	(c)	39,925
Due to affiliates	595	(595)	(c)	—
Distributions payable	15,590	(2,904)	(c)	12,686
Total Liabilities	1,511,947	(163,765)		1,348,182
8.250% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, 5,153,540 shares authorized; no shares issued and outstanding, historical and pro forma	—	—		—
6.000% Series B Redeemable Preferred Stock, liquidation preference $1,000 per share, 1,225,000 shares authorized; 358,235 shares issued and outstanding, historical and pro forma	338,444	—		338,444
7.625% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized; 2,295,845 shares issued and outstanding, historical and pro forma	57,002	—		57,002
6.150% Series T Redeemable Preferred Stock, liquidation preference $25.00 per share, 32,000,000 shares authorized; 28,235,362 shares issued and outstanding, historical and pro forma	648,910	—		648,910
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 203,621,460 shares authorized; no shares issued and outstanding, historical and pro forma	—	—		—
7.125% Series D Cumulative Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized; 2,774,338 shares issued and outstanding, historical and pro forma	66,867	—		66,867
Common stock - Class A, $0.01 par value, 747,509,582 shares authorized; 30,410,316 shares issued and outstanding, historical and pro forma	304	—		304
Common stock - Class C, $0.01 par value, 76,603 shares authorized; 67,933 shares issued and outstanding, historical and pro forma	1	—		1
Additional paid-in-capital	353,155	—		353,155
Distributions in excess of cumulative earnings	(369,705)	—		(369,705)
Bluerock Homes Equity	—	(538,460)	(c)	(538,460)
Total Stockholders’ Equity	50,622	(538,460)		(487,838)
Noncontrolling Interests
Operating partnership units	(4,922)	—		(4,922)
Partially owned properties	40,098	(22,670)	(c)	17,428
Total Noncontrolling Interests	35,176	(22,670)		12,506
Total Equity	85,798	(561,130)		(475,332)
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY	$2,642,101	$(724,895)		$1,917,206

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2022

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of June 30, 2022.
(b)

The Company separated its single-family residential real estate business (the “SFR Business”) from its multi-family residential real estate business (the “Separation”). Following the Separation, the SFR Business will be indirectly held by Bluerock Homes Trust, Inc. (“Bluerock Homes”), a Maryland corporation. Bluerock Homes has historically operated as part of Bluerock Residential Growth REIT, Inc (“Bluerock Residential” or “Parent”) and not as a standalone company. Financial statements have been derived from Bluerock Residential's historical accounting records and are presented on a carve-out basis. Bluerock Homes consists of the combined financial statements of the Operating Partnership and Bluerock REIT Operator, LLC, as well as the following investments and certain related entities: Alexan Southside Place, ARIUM Grandewood, Ballast, Golden Pacific, ILE, James at South First, Marquis at The Cascades, Mira Vista, Navigator Villas, Peak Housing (Axelrod, DFW 189, Granbury, Granbury 2.0, Indy, Lubbock, Lubbock 2.0, Lubbock 3.0, Lynnwood, Lynnwood 2.0, Peak I, Savannah 319, Springfield, Springtown, Springtown 2.0, Texarkana and Texas Portfolio 183), Park & Kingston, Plantation Park, The Conley, The Cottages at Myrtle Beach, The Cottages at Warner Robins, The Cottages of Port St. Lucie, The District at Scottsdale, The Hartley at Blue Hill, The Woods at Forest Hill, Thornton Flats, Vickers Historic Roswell, Wayford at Concord, Wayford at Innovation Park, Weatherford 185, Willow Park, and Yauger Park Villas.

(c)	Reflects amounts representing the assets, liabilities, and equity attributable to Bluerock Homes, which were included in the Company’s historical financial statements. All asset and liabilities directly associated with the business activity of Bluerock Homes are included in the financial statements.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(In thousands, except share and per share amounts)

	Bluerock Residential Growth REIT, Inc. Historical (a)	Separation of Bluerock Homes Trust, Inc. (b)		Pro Forma Total
Revenues
Rental and other property revenues	$115,014	$(14,528)	(c)	$100,486
Interest income from loan and ground lease investments	7,825	(1,216)	(c)	6,609
Total revenues	122,839	(15,744)		107,095

Expenses
Property operating	41,690	(6,554)	(c)	35,136
Property management fees	3,974	(1,493)	(c)	2,481
General and administrative	15,204	(3,189)	(c) (d)	12,015
Acquisition and pursuit costs	116	(70)	(c)	46
Depreciation and amortization	43,456	(8,528)	(c)	34,928
Total expenses	104,440	(19,834)		84,606
Operating income	18,399	4,090		22,489

Other income (expense)
Other income	1,184	(100)	(c)	1,084
Preferred returns on unconsolidated real estate joint ventures	8,364	(3,188)	(c)	5,176
Provision for credit losses	930	(373)	(c)	557
Gain on sale of unconsolidated joint ventures	6,694	—		6,694
Transaction costs	(9,703)	—		(9,703)
Interest expense, net	(24,918)	2,960	(c)	(21,958)
Total other expense	(17,449)	(701)		(18,150)
Net income	950	3,389		4,339
Preferred stock dividends	(37,129)	—		(37,129)
Preferred stock accretion	(10,845)	—		(10,845)
Net (loss) income attributable to noncontrolling interests
Operating partnership units	(11,924)	—		(11,924)
Partially-owned properties	(2,430)	2,579	(c)	149
Net loss attributable to noncontrolling interests	(14,354)	2,579		(11,775)
Net loss attributable to common stockholders	$(32,670)	$810		$(31,860)

Net loss per common share – Basic (e)	$(1.14)			$(1.09)
Net loss per common share - Diluted (e)	$(1.14)			$(1.09)

Weighted average basic common shares outstanding	29,239,514			29,239,514
Weighted average diluted common shares outstanding	29,239,514			29,239,514

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2022.
(b)

The Company separated its single-family residential real estate business (the “SFR Business”) from its multi-family residential real estate business (the “Separation”). Following the Separation, the SFR Business will be indirectly held by Bluerock Homes Trust, Inc. (“Bluerock Homes”), a Maryland corporation. Bluerock Homes has historically operated as part of Bluerock Residential Growth REIT, Inc (“Bluerock Residential” or “Parent”) and not as a standalone company. Financial statements have been derived from Bluerock Residential's historical accounting records and are presented on a carve-out basis. Bluerock Homes consists of the combined financial statements of the Operating Partnership and Bluerock REIT Operator, LLC, as well as the following investments and certain related entities: Alexan Southside Place, ARIUM Grandewood, Ballast, Golden Pacific, ILE, James at South First, Marquis at The Cascades, Mira Vista, Navigator Villas, Peak Housing (Axelrod, DFW 189, Granbury, Granbury 2.0, Indy, Lubbock, Lubbock 2.0, Lubbock 3.0, Lynnwood, Lynnwood 2.0, Peak I, Savannah 319, Springfield, Springtown, Springtown 2.0, Texarkana and Texas Portfolio 183), Park & Kingston, Plantation Park, The Conley, The Cottages at Myrtle Beach, The Cottages at Warner Robins, The Cottages of Port St. Lucie, The District at Scottsdale, The Hartley at Blue Hill, The Woods at Forest Hill, Thornton Flats, Vickers Historic Roswell, Wayford at Concord, Wayford at Innovation Park, Weatherford 185, Willow Park, and Yauger Park Villas.

(c)

Reflects amounts representing revenues and expenses attributable to Bluerock Homes, which were included in the Company’s historical financial statements. The financial statements also include allocations of certain general, administrative, sales and marketing expenses and operations from the Company. However, amounts recognized by Bluerock Homes are not necessarily representative of the amounts that would have been reflected in the financial statements had Bluerock Homes operated independently of the Company.

(d)

The general and administrative expenses have been allocated to the Bluerock Homes based on relative unit count, which the Company believes to be a reasonable methodology. These allocated expenses are for corporate office expenses and management including, but not limited to, executive oversight, asset management, treasury, finance, human resources, tax, accounting, financial reporting, information technology and investor relations.

(e)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2022.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands, except share and per share amounts)

	Bluerock Residential Growth REIT, Inc. Historical (a)	Separation of Bluerock Homes Trust, Inc. (b)		Pro Forma Total
Revenues
Rental and other property revenues	$203,689	$(18,151)	(c)	$185,538
Interest income from loan and ground lease investments	16,962	(5,355)	(c)	11,607
Total revenues	220,651	(23,506)		197,145

Expenses
Property operating	76,002	(6,653)	(c)	69,349
Property management fees	5,390	(764)	(c)	4,626
General and administrative	27,787	(4,570)	(c) (d)	23,217
Acquisition and pursuit costs	448	—		448
Weather-related losses, net	1,001	(87)	(c)	914
Depreciation and amortization	80,051	(8,583)	(c)	71,468
Total expenses	190,679	(20,657)		170,022
Operating income	29,972	(2,849)		27,123

Other income (expense)
Other income	549	(253)	(c)	296
Preferred returns on unconsolidated real estate joint ventures	12,067	(3,190)	(c)	8,877
Provision for credit losses	(384)	(28)	(c)	(412)
Gain on sale of real estate investments	137,427	(116,690)	(c)	20,737
Transaction costs	(15,036)	—		(15,036)
Loss on extinguishment of debt and debt modification costs	(6,740)	6,172	(c)	(568)
Interest expense, net	(52,701)	5,035	(c)	(47,666)
Total other income (expense)	75,182	(108,954)		(33,772)
Net income (loss)	105,154	(111,803)		(6,649)
Preferred stock dividends	(63,606)	—		(63,606)
Preferred stock accretion	(24,633)	—		(24,633)
Net income (loss) attributable to noncontrolling interests
Operating partnership units	2,250	—		2,250
Partially-owned properties	11,192	(11,652)	(c)	(460)
Net income attributable to noncontrolling interests	13,442	(11,652)		1,790
Net income (loss) attributable to common stockholders	$3,473	$(100,151)		$(96,678)

Net income (loss) per common share – Basic (e)	$0.08			$(3.71)
Net income (loss) per common share - Diluted (e)	$0.07			$(3.68)

Weighted average basic common shares outstanding	26,024,935			26,024,935
Weighted average diluted common shares outstanding	26,249,999			26,249,999

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2021.
(b)

The Company separated its single-family residential real estate business (the “SFR Business”) from its multi-family residential real estate business (the “Separation”). Following the Separation, the SFR Business will be indirectly held by Bluerock Homes Trust, Inc. (“Bluerock Homes”), a Maryland corporation. Bluerock Homes has historically operated as part of Bluerock Residential Growth REIT, Inc (“Bluerock Residential” or “Parent”) and not as a standalone company. Financial statements have been derived from Bluerock Residential's historical accounting records and are presented on a carve-out basis. Bluerock Homes consists of the combined financial statements of the Operating Partnership and Bluerock REIT Operator, LLC, as well as the following investments and certain related entities: Alexan Southside Place, ARIUM Grandewood, Golden Pacific, ILE, James at South First, Marquis at The Cascades, Mira Vista, Navigator Villas, Peak Housing (Axelrod, DFW 189, Granbury, Indy, Lubbock, Lubbock 2.0, Lubbock 3.0, Lynnwood, Lynnwood 2.0, Peak I, Springfield, Springtown, Springtown 2.0, Texarkana and Texas Portfolio 183), Park & Kingston, Plantation Park, The Conley, The Cottages at Myrtle Beach, The Cottages at Warner Robins, The Cottages of Port St. Lucie, The District at Scottsdale, The Hartley at Blue Hill, The Woods at Forest Hill, Thornton Flats, Vickers Historic Roswell, Wayford at Concord, Wayford at Innovation Park, Willow Park, and Yauger Park Villas.

(c)

Reflects amounts representing revenues and expenses attributable to Bluerock Homes, which were included in the Company’s historical financial statements. The financial statements also include allocations of certain general, administrative, sales and marketing expenses and operations from the Company. However, amounts recognized by Bluerock Homes are not necessarily representative of the amounts that would have been reflected in the financial statements had Bluerock Homes operated independently of the Company.

(d)

The general and administrative expenses have been allocated to the Bluerock Homes based on relative unit count, which the Company believes to be a reasonable methodology. These allocated expenses are for corporate office expenses and management including, but not limited to, executive oversight, asset management, treasury, finance, human resources, tax, accounting, financial reporting, information technology and investor relations.

(e)

Income (loss) per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2021.